UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

PETCO Animal Supplies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23574	20-2148979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9125 Rehco Road, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 453-7845

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PETCO Animal Supplies, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 2.02. Results of Operations and Financial Condition.

On June 28, 2005, the Company issued a press release announcing that it has filed its Annual Report on Form 10-K for the year ended January 29, 2005 and its Quarterly Report on Form 10-Q for the quarter ended April 30, 2005 with the Securities and Exchange Commission. In the press release, the Company also included comparisons of its as adjusted financial results for the fourth quarter and full fiscal year 2004 ended January 29, 2005 to the financial results previously reported on March 10, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by PETCO Animal Supplies, Inc. on June 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2005	PETCO ANIMAL SUPPLIES, INC.

	By:	/s/ Rodney Carter
	Name:	Rodney Carter
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by PETCO Animal Supplies, Inc. on June 28, 2005